SCUDDER
                                                                 INVESTMENTS(SM)
                                                                     [LOGO]


---------------------------
MONEY MARKET/TAX FREE
---------------------------

Scudder Tax Free
Money Fund

Semiannual Report
November 30, 2000



The fund seeks to provide income exempt from regular federal income tax and stability of principal through investments in municipal securities.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's President

                       6   Portfolio Management Discussion

                      10   Glossary of Investment Terms

                      12   Investment Portfolio

                      20   Financial Statements

                      23   Financial Highlights

                      25   Notes to Financial Statements

                      31   Shareholder Meeting Results

                      32   Officers and Trustees

                      33   Investment Products and Services

                      35   Account Management Resources

Scudder Tax Free Money Fund
--------------------------------------------------------------------------------
Class AARP                     ticker symbol AFRXX              fund number 171
Class S                        ticker symbol STFXX              fund number 071
--------------------------------------------------------------------------------

Date of            o    Scudder Tax Free Money Fund -- Class S shares posted a
Inception:              7-day average yield of 3.66% as of November 30, 2000,
1/9/80                  equivalent to a 6.06% taxable yield for investors in
                        the 39.6% federal tax bracket, as calculated by Lipper, Inc.^1

                   o    The Class S shares of the fund returned 1.87% over the
Total Net               six months ended November 30.
Assets as
of 11/30/00--      o    The majority of the fund's investments are in variable
                        rate demand notes with floating rates that are adjusted
Class AARP:             weekly or daily to capture current yields and provide
$80.3 million           liquidity.

Class S:
$286.5 million




^1 Source: Lipper, Inc., an independent analyst of investment performance.
   Performance includes reinvestment of dividends and is no guarantee of future results.

Letter from the Fund's President
--------------------------------------------------------------------------------

   Dear Shareholders,


   We are pleased to report to you on Scudder Tax Free Money Fund's most recent semiannual period ended November 30, 2000. As of the close of the period on November 30, the 7-day average yield of the Scudder Tax Free Money Fund -- Class S shares was 3.66%, which translates to a compound effective yield of 3.72%. Over the six-month period, the total return of the Class S shares of the fund was 1.87%, slightly higher than the 1.82% average return of similar tax-exempt money market funds according to Lipper, Inc.

   In light of the recent signs of a slowdown in the U.S. economy, and disappointing performance by technology stocks and the Nasdaq over the past several months, more and more investors are seeking portfolio diversification and stability of principal. Money market funds such as Scudder Tax Free Money Fund can offer an ideal vehicle for the portion of your portfolio where principal stability and tax-free income are a top priority. In its management process, the fund's portfolio team remains ever vigilant in maintaining the fund's top-tier credit quality, while at the same time attempting to maximize yield and total return potential.

   Our team of money market portfolio managers is highly experienced in dealing with a wide variety of economic environments. They are aided by Scudder's research analysts, who provide helpful information on industry sectors and individual companies. In the current environment, the fund's managers are choosing money market instruments from industries that tend to be more resilient to slowing economic conditions. As described in the interview beginning on page 5, they constantly examine changing yield levels for different money market instruments, which provide up-to-the-minute assessments of credit quality. They also constantly reevaluate the fund's holdings and average maturity.

   For up-to-date information on the fund and your account, visit our Web site at www.scudder.com. There you'll find a wealth of information, including the most recent performance of the fund, the latest news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

   Thank you for your continued investment in Scudder Tax Free Money Fund.

   Sincerely,

   /s/Linda C. Coughlin

   Linda C. Coughlin
   President
   Scudder Tax Free Money Fund

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                               November 30, 2000

In the following interview, portfolio managers Frank Rachwalski and Jerri Cohen discuss the market environment and their approach to managing the fund.

                     Q: How did the fund perform over its most recent semiannual period?

                     A: Over the six months ended November 30, 2000, the 7-day yield of the Scudder Tax Free Money Fund -- Class S shares rose slightly, from 3.64% to 3.66%. This yield as of November 30 translated to a compound effective yield of 3.72%. In addition, the 7-day yield of the Class S shares, 3.66%, is equivalent to a taxable yield of 6.06% for investors in the 39.6% federal tax bracket. For the six-month period ended November 30, the total return of the Class S shares of the fund was 1.87%, compared with the 1.82% average return of similar tax-exempt money market funds according to Lipper, Inc.

                     Q: In February, March, and May 2000, the Federal Reserve Bank's Federal Open Market Committee (FOMC) raised interest rates, held them steady, and then toward the end of 2000 hinted that rates might be lowered. How has the recent interest rate environment affected money market funds?

                     A: The short-term yield curve flattened at the close of the period, with slightly longer maturity money market instruments posting rates similar to those with the shortest maturities. This means that an expectation for lower overall interest rates was already evidenced in tax-exempt money market rates in late 2000, though not as dramatically as in the taxable market. Because the U.S. economy is slowing, the Federal Reserve is taking a more cautious approach, and showing concern about signs of a slowdown. They've also indicated they're worried that banks may be overtightening credit, which could choke off economic growth. So the Fed has eliminated its bias toward higher rates, and will probably actually lower rates during the first quarter of 2001. (Ed. note: following this interview, the Federal Reserve lowered interest rates by one half percentage point in early January.)

--------------------------------------------------------------------------------
Changes in the Federal Funds Rate in 2000
--------------------------------------------------------------------------------
Federal Funds                                      New rate             Change
--------------------------------------------------------------------------------
February 2                                           5.75%              +0.25%

March 21                                             6.00%              +0.25%

May 16                                               6.50%              +0.50%
--------------------------------------------------------------------------------

The federal funds rate is the interest rate charged by banks with excess reserves at the Federal Reserve district bank to banks needing overnight loans to meet reserve requirements. The federal funds rate is the most sensitive indicator of the direction of interest rates, since it is set daily by the market and represents a very short maturity -- an overnight loan.

                     Q: How have you been managing the fund's average maturity in light of these conditions?

                     A: What we've been trying to do is to lengthen the fund's average maturity where possible, because of our perception that interest rates would be lower in the first quarter of 2001.

                     Q: Has recent concern about a possible economic slowdown or even a recession affected your management of the fund?

                     A: One of the things we have to look at is which types of municipal credits the fund should hold in an economy that's slowing, because when that happens overall credit quality in our marketplace tends to decline. We're not predicting a recession at this point, but it's always in the back of your mind that we could get there. The third quarter came in at under 2 1/2% growth in GDP and the fourth quarter started out fairly weak, with retail sales declining, more pessimistic consumer sentiment, and higher energy prices -- not a recipe for strong growth by any measure. We have to be watchful that the so-called "soft landing" might well become harder, so we are looking for entities or credits that we believe will be more resilient in a downturn. We're also tending to avoid sectors that we think are susceptible to negative financial consequences from slower U.S. economic growth.

--------------------------------------------------------------------------------
Taxable Equivalent Yields on November 30, 2000
--------------------------------------------------------------------------------
                                                  Federal Tax Brackets
--------------------------------------------------------------------------------
                               28%            31%            36%           39.6%
7-day yield                   5.08%          5.30%          5.72%          6.06%
--------------------------------------------------------------------------------

The taxable equivalent yield is the tax-free yield adjusted for an individual's tax rate. In effect, an investor in the 39.6% federal tax bracket earns the equivalent of 6.06% from a taxable investment. To the extent that income is derived from municipal obligations in an investor's state of residency, a portion of the fund's income may also be exempt from state taxes.

                     Q: What types of securities does the fund invest in and how are they allocated?

                     A: Typically the fund maintains exposure to a broad selection of short-term tax-free money market securities, including variable-rate demand notes and high-quality commercial paper. Variable-rate demand notes are securities with floating rates that are adjusted weekly or daily to capture current yields and preserve liquidity. Because of their attractive characteristics, these securities comprised a significant portion of the fund's portfolio at 57% of assets. Tax-exempt commercial paper, the fund's second largest holding at 38% of assets, boosts stability by allowing the fund to lock in attractive rates over a period of one to three months. In general, the fund's allocation of assets tends to remain fairly stable over time.

                     Q:  What is your outlook for the fund?

                     A: Over the coming months we will monitor the shape of the yield curve and periodically reassess our outlook on the economy. If the curve remains flat we'll probably maintain a longer-than-average maturity to help lock in higher yields, though the availability of slightly longer-term securities is always a concern. Though we are preparing for the possibility, we don't think a recession is likely at this point. Consumer sentiment has dipped, but we think that's related to the recent declines in the Nasdaq. Another point is that the new president is likely to bring a large tax cut next year, and we think the Congress will be amenable to that in some form. To strengthen the economy, there are a couple of things you can do: You can increase government spending and/or you can cut taxes. From the perspective of the money markets, it didn't matter which presidential candidate got in -- either way we were going to see actions taken to strengthen the economy. We will be monitoring any such actions carefully over the coming year and adjusting our strategy accordingly. Going forward, we will continue to look for attractive opportunities as they arise, seek to maintain a high tax-free yield, and be vigilant in terms of the credit quality of the portfolio.

Glossary of Investment Terms
--------------------------------------------------------------------------------

           Compound Shows how much income a money market fund would provide if Effective Yield reinvested, based on the current 7-day yield. Because the effect of reinvestment (known as compounding) is reflected in the calculation, this yield figure will always be slightly higher than the 7-day yield.

Federal Open Market  The committee that sets interest rate and credit policies
   Committee (FOMC)  for the Federal Reserve System. The committee decides whether to increase or decrease interest rates through open-market operations. The committee's actions are closely watched and interpreted by economists and stock and bond market analysts, who try to predict whether the Fed is seeking to tighten credit to reduce inflation, or to loosen credit to stimulate the economy.

     Gross Domestic  Gross domestic product is a commonly referenced measure of
      Product (GDP)  the health of the U.S. economy and refers to the market value of the goods and services produced by labor and property in the United States. Economic growth that is overly strong can lead to accelerating inflation; weakening growth can lead to a recession.

          Inflation  An overall increase in prices usually measured by the
                     Consumer Price Index (CPI) and the Producer Price Index
                     (PPI). CPI is calculated by the U.S. Bureau of Labor
                     Statistics and measures the cost of a basket of goods and services over time. The PPI is calculated by the U.S.
                     Department of Labor and measures the wholesale cost of goods over a specified period.

           Maturity The date a debt instrument is due and payable. For money market securities, a short maturity provides better investment flexibility, but tends to provide a lower yield;
                     a long maturity provides a higher yield, but requires the investor to tie up money for a longer period (less flexibility).

        7-Day Yield  The standard yield reference for money market funds, reflecting the 7-day average of the income earnings capability of every holding in a given money market fund's portfolio, net of expenses, assuming each is held to maturity.

                                       10

         Tax-Exempt  Short-term debt obligations with maturities ranging from 2
   Commercial Paper  to 270 days, and issued by state and local municipalities.
                     These instruments are usually backed by a line or letter of credit from a major bank.

       Total Return  The most common yardstick to measure the performance of a fund. Total return -- annualized or compounded -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

        Yield Curve  A graph showing the term structure of interest rates by plotting the yields of all debt instruments (e.g., money market securities) of the same quality with maturities ranging from the shortest to the longest appropriate maturities.

(Source: Zurich Scudder Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


Additional glossary terms are available at our Internet Web site -- www.scudder.com.

Investment Portfolio                         as of November 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                               Principal
                                                               Amount ($)  Value ($)
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Municipal Investments 100.0%
------------------------------------------------------------------------------------

Alabama
Birmingham, AL, Special Care Facility Financing Authority,
   Series B, Weekly Demand Note, 4.4%, 11/15/2039* .........   1,000,000   1,000,000
Mobile, AL, Special Care Facility Financing Authority,
   Series B, Weekly Demand Note, 4.4%, 11/15/2039* .........   3,000,000   3,000,000
Arizona
Maricopa County, AZ, Pollution Control Revenue,
   Arizona Public Service Co.:
     Series C, Daily Demand Note, 4.25%, 5/1/2029* .........   2,300,000   2,300,000
     Series F, Daily Demand Note, 4.25%, 5/1/2029* .........   1,700,000   1,700,000
Pima County, AZ, Industrial Development Authority, Tucson
   Electric Power Co., Series 1982, Weekly Demand Note,
   4.2%, 10/1/2022* ........................................   3,900,000   3,900,000
Salt River, AZ, Agricultural Improvement and Power District,
   Tax Exempt Commercial Paper:
     4.35%, 1/25/2001 ......................................   3,000,000   3,000,000
     4.5%, 12/14/2000 ......................................   3,000,000   3,000,000
Arkansas
City of Valdez, AK, Tax Exempt Commercial Paper,
   4.3%, 2/23/2001 .........................................   6,000,000   6,000,000
California
California Pollution Control Financing Authority, Southern
   California Edison Co., Series 1986 A, Daily Demand
   Note, 4.6%, 2/28/2008* ..................................   5,000,000   5,000,000
Colorado
Colorado Health Facilities Authority, Frasier Meadows
   Manor Project, Weekly Demand Note, 4.22%,
   6/1/2021* ...............................................     975,000     975,000
Denver, CO, City & County Economic Development
   Revenue, Western Stock Show Project, Weekly Demand
   Note, 4.3%, 7/1/2029* ...................................   1,240,000   1,240,000
Platte River, CO, Power Authority, Tax Exempt
   Commercial Paper, 4.3%, 2/14/2001 .......................   1,000,000   1,000,000
District of Columbia
District of Columbia, General Fund Recovery Series B-1,
   Daily Demand Note, 4.6%, 6/1/2003* ......................   1,000,000   1,000,000
Florida
Florida Housing Finance Agency, Multi-Family-- Hampton
   Lakes, Weekly Demand Note, 4.2%, 7/1/2008* ..............   5,200,000   5,200,000
Gainesville, FL, Utility System, Tax Exempt Commercial
   Paper, 4.3%, 3/9/2001 ...................................   5,000,000   5,000,000

    The accompanying notes are an integral part of the financial statements.

                                                          Principal
                                                         Amount ($)     Value ($)
------------------------------------------------------------------------------------

Indian River County, FL, Hospital Revenue, Weekly
   Demand Note, 4.3%, 10/1/2015* ..........................   1,000,000   1,000,000
Jacksonville, FL, Electric Authority, Tax Exempt Commercial
   Paper, 4.3%, 2/12/2001 .................................   2,000,000   2,000,000
Jacksonville, FL, Industrial Development Revenue,
   Airport Hotel Project, Weekly Demand Note,
   4.15%, 7/1/2013* .......................................   3,000,000   3,000,000
Miami-Dade County, FL, Industrial Development Revenue,
   Gulliver Schools Project, Weekly Demand Note, 4.25%,
   9/1/2029* ..............................................   4,000,000   4,000,000
Orange County, FL, Health Facilities Authority Revenue,
   Presbyterian Retirement Project, Weekly Demand Note,
   4.25%, 11/1/2028* ......................................     800,000     800,000
Sarasota County, FL, Hospital Revenue, Tax Exempt
   Commercial Paper, 4.35%, 3/14/2001 .....................   4,800,000   4,800,000
University of Northern Florida, Capital Improvement
   Revenue, Weekly Demand Note:
     4.25%, 11/1/2024* ....................................   1,000,000   1,000,000
     4.25%, 11/1/2030* ....................................   3,000,000   3,000,000
Georgia
Burke County, GA, Development Authority, Pollution
   Control Revenue, Georgia Power Co., Series 1995-2,
   Daily Demand Note, 4.25%, 4/1/2025* ....................   4,100,000   4,100,000
Fayette County, GA, Educational Facilities Revenue,
   Catholic School Properties Inc. Project, Weekly
   Demand Note, 4.2%, 4/1/2024* ...........................   2,000,000   2,000,000
Fulton County, GA, United Way of Metro Atlanta, Weekly
   Demand Note, 4.2%, 6/1/2024* ...........................   3,000,000   3,000,000
Gainesville, GA, Educational Facilities Revenue, Riverside
   Military Project, Weekly Demand Note, 4.2%, 7/1/2024* ..   1,000,000
                                                                          1,000,000
Municipal Electric Authority of Georgia, Tax Exempt
   Commercial Paper, 4.3%, 12/12/2000 .....................   4,000,000   4,000,000
Willacoochie, GA, Pollution Control Authority Revenue,
   Weekly Demand Note, 4.3%, 5/1/2021* ....................   2,000,000   2,000,000
Illinois
Alsip, IL, Industrial Development Revenue, Keebler Co. ....
   Project, Monthly Demand Note, 4.2%, 10/1/2004* .........   3,750,000   3,750,000
DuPage County, IL, Benet Academy Capital Building,
   Weekly Demand Note, 4.17%, 4/1/2030* ...................   2,000,000   2,000,000
Illinois Development Finance Authority, Pollution Control
   Revenue, Weekly Demand Note, AMT, Series 1997 B,
   4.3%, 4/1/2032* (b) ....................................   1,700,000   1,700,000
Illinois Educational Facilities Authority Revenue,
   Benedictine University Project, Weekly Demand Note,
   4.22%, 8/1/2025* .......................................   2,350,000   2,350,000

    The accompanying notes are an integral part of the financial statements.

                                                          Principal
                                                         Amount ($)     Value ($)
------------------------------------------------------------------------------------

Indiana
Fort Wayne, IN, Pollution Control Revenue, General
   Motors Corp. Project, Weekly Demand Note,
   4.3%, 11/1/2005* .....................................   1,000,000   1,000,000
Indiana Health Facilities Financing Authority Revenue,
   Ascension Health, Weekly Demand Note,
   4.4%, 11/15/2039* ....................................   6,500,000   6,500,000
Indianapolis, IN, Thermal Energy Systems,
   5%, 5/1/2001 .........................................   2,500,000   2,506,623
Portage, IN, Economic Development Revenue,
   Breckenridge Apartments Project, Weekly Demand
   Note, AMT, 4.4%, 5/1/2025* ...........................   4,650,000   4,650,000
Rockport, IN, Pollution Control Revenue, Indiana &
   Michigan Electric Co., Series A, Weekly Demand Note,
   4.25%, 8/1/2014* .....................................   5,000,000   5,000,000
Sullivan, IN, Hoosier, Tax Exempt Commercial Paper,
   4.35%, 3/13/2001 .....................................   2,000,000   2,000,000
Kentucky
Danville, KY, Multi Lease Revenue, Multi-City Lease
   Revenue Bonds, Muni-League Pooled Lease Finance
   Program, Tax Exempt Commercial Paper, 4.35%,
   2/9/2001 .............................................   5,050,000   5,050,000
Kentucky Economic Development Finance Authority
   Revenue, Kentucky Easter Seals Society Project, Weekly
   Demand Note, 4.3%, 11/1/2030* ........................   2,000,000   2,000,000
Lexington-Fayette, KY, Industrial Development Authority,
   YMCA of Central Kentucky, Weekly Demand
   Note, 4.3%, 7/1/2019* ................................   1,900,000   1,900,000
Mason County, KY, Pollution Control Revenue, East
   Kentucky Power Cooperative, Weekly Demand Note,
   4.25%, 10/15/2014* ...................................   4,760,000   4,760,000
Pendleton County, KY, Multi-County Lease Revenue,
   Tax Exempt Commercial Paper:
     4.3%, 2/12/2001 ....................................   3,000,000   3,000,000
     4.35%, 3/9/2001 ....................................   2,485,000   2,485,000
Louisiana
Louisiana State Offshore Terminal Authority, Deepwater
   Port Authority, Loop, Inc.:
     Series 1992, Daily Demand Note, 4.25%, 9/1/2008* ...   1,400,000   1,400,000
     Series 1994, Daily Demand Note, 4.3%, 9/1/2006* ....   1,200,000   1,200,000
West Baton Rouge, LA, Department of Water,
   Tax Exempt Commercial Paper, 4.35%, 3/12/2001 ........   1,950,000   1,950,000
Maryland
Anne Arundel County, MD, Baltic Gas, Tax Exempt
   Commercial Paper, 4.35%, 3/9/2001 ....................   2,500,000   2,500,000

    The accompanying notes are an integral part of the financial statements.

                                                          Principal
                                                         Amount ($)     Value ($)
------------------------------------------------------------------------------------

Michigan
Michigan State Job Development Authority Revenue,
   Gordon Food Services Project, Weekly Demand Note,
   4.25%, 8/1/2015* .....................................   4,000,000   4,000,000
Michigan State Strategic Fund, Department of Water,
   Tax Exempt Commercial Paper:
     4.35%, 1/23/2001 ...................................   4,000,000   4,000,000
     4.35%, 3/13/2001 ...................................   2,000,000   2,000,000
Michigan State Strategic Fund, Limited Obligation
   Revenue, Lake Shore, Inc., Weekly Demand Note,
   AMT, 4.45%, 11/1/2019* ...............................   2,130,000   2,130,000
Michigan State Strategic Fund, Pollution Control Revenue,
   General Motors Corp. Project, Series A, Weekly
   Demand Note, 4.25%, 4/1/2008* ........................   1,300,000   1,300,000
Oakland County, MI, Economic Development Corp.,
   Limited Obligation Revenue, Weekly Demand Note,
   AMT, 4.45%, 5/1/2012* ................................   3,000,000   3,000,000
Minnesota
Cottage Grove, MN, Environmental Control Revenue,
   Minnesota Mining and Manufacturing, Series 1982,
   Weekly Demand Note, 4.7%, 8/1/2012* ..................   1,400,000   1,400,000
Mississippi
Claiborne County, MS, Tax Exempt Commercial Paper,
   4.35%, 2/9/2001 ......................................   2,000,000   2,000,000
Missouri
Missouri State Development & Finance Board, Cargo
   Facilities Revenue, Weekly Demand Note, AMT,
   4.32%, 3/1/2030* .....................................   2,000,000   2,000,000
St. Louis, MO, Airport Revenue Municipal Securities Trust
   Receipts, AMT, Weekly Demand Note, Series SGA 71,
   4.25%, 7/1/2022* (b) .................................   3,000,000   3,000,000
Nebraska
Omaha, NE, Public Power, Tax Exempt Commercial
   Paper, 4.3%, 2/13/2001 ...............................   2,000,000   2,000,000
Nevada
Las Vegas, NV, Valley Water Authority, Tax Exempt
   Commercial Paper:
   4.4%, 3/14/2001 ......................................   2,000,000   2,000,000
   4.35%, 4/11/2001 .....................................   1,300,000   1,300,000
New Hampshire
New Hampshire General Obligation, Tax Exempt
   Commercial Paper, 4.35%, 2/14/2001 ...................   3,000,000   3,000,000
New Hampshire State Business Finance Authority,
   Series 90-A2, AMT, Tax Exempt Commercial Paper,
   4.45%, 2/15/2001 .....................................   8,000,000   8,000,000

    The accompanying notes are an integral part of the financial statements.

                                                          Principal
                                                         Amount ($)     Value ($)
------------------------------------------------------------------------------------

New Hampshire State Business Finance Authority, Waste
   Management of N.H. Inc. Project, Weekly Demand
   Note, 4.3%, 9/1/2012* ................................   4,000,000   4,000,000
New Jersey
New Jersey Transportation, Series 2001 A, Tax Exempt
   Commercial Paper, 4.3%, 2/22/2001 ....................   3,000,000   3,000,000
Salem County, NJ, Industrial Pollution Control Financing
   Authority Revenue, E. I. du Pont de Nemours and Co.,
   Weekly Demand Note, 4.35%, 3/1/2012* .................   7,900,000   7,900,000
New York
Long Island, NY, Power Authority, New York Electric
   Systems Revenue, Series 6, Daily Demand Note,
   4.1%, 5/1/2033* ......................................   1,260,000   1,260,000
Nassau County, NY, Tax Anticipation Note, Series C,
   4.75%, 12/21/2000 ....................................   1,000,000   1,000,367
New York, NY, General Obligation, Series 1992 B, Daily
   Demand Note, 4.5%, 10/1/2021* (b) ....................   2,655,000   2,655,000
North Carolina
North Carolina Educational Facilities, Finance Agency
   Revenue, Cape Fear Academy, Weekly Demand Note,
   4.2%, 8/1/2020* ......................................   5,125,000   5,125,000
Ohio
Medina County, OH, Health Care Facilities Revenue,
   The Oaks at Medina, Weekly Demand Note,
   4.22%, 12/1/2023* ....................................   2,940,000   2,940,000
Ohio State Air Quality Development:
   Authority Revenue, Cincinnati Gas and Electric,
     Daily Demand Note, 4.25%, 9/1/2030* ................   1,000,000   1,000,000
   Tax Exempt Commercial Paper, 4.3%, 2/13/2001 .........   2,000,000   2,000,000
   Tax Exempt Commercial Paper, 4.4%, 3/12/2001 .........   4,500,000   4,500,000
Ohio State Higher Educational Facilities Commission
   Revenue:
     Series A, Weekly Demand Note, 4.3%, 9/1/2020* ......   1,000,000   1,000,000
     Series B, Weekly Demand Note, 4.3%, 9/1/2020* ......   1,725,000   1,725,000
Ohio Water Development, Tax Exempt Commercial Paper,
   4.35%, 3/9/2001 ......................................   1,000,000   1,000,000
Oregon
Clackamas County, OR, Hospital Facilities, Senior Living
   Facilities, Marys Woods, Weekly Demand Note,
   4.35%, 5/15/2029* ....................................   4,000,000   4,000,000
Pennsylvania
Bucks County, PA, Oxford Falls Plaza Project, Weekly
   Demand Note, 4.35%, 10/1/2014* .......................   7,600,000   7,600,000
Dallastown, PA, Area School District, General Obligation,
   Weekly Demand Note, 4.2%, 2/1/2018* (b) ..............   4,000,000   4,000,000

    The accompanying notes are an integral part of the financial statements.

                                                          Principal
                                                         Amount ($)     Value ($)
------------------------------------------------------------------------------------

Dauphin County, PA, General Authority Revenue,
   Weekly Demand Note, 4.2%, 11/1/2017* (b) .............   2,130,000   2,130,000
Emmaus, PA, General Authority Revenue, Series A,
   Weekly Demand Note, 4.2%, 3/1/2030* (b) ..............   5,000,000   5,000,000
Lancaster County, PA, Hospital Authority Revenue,
   Healthcenter-Luthercare Project, Weekly Demand Note,
   4.22%, 2/15/2029* ....................................   1,025,000   1,025,000
Pennsylvania Higher Education Assistance Agency,
   Student Loan Revenue, Series 1997 A, Weekly Demand
   Note, 4.3%, 3/1/2027* ................................   2,000,000   2,000,000
South Carolina
Marlboro County, SC, Industrial Development Revenue,
   Reliance Trading Corp. Project, Weekly Demand Note,
   4.22%, 5/1/2017* .....................................   2,200,000   2,200,000
South Carolina Public Service Authority, Tax Exempt
   Commercial Paper, 4.3%, 2/12/2001 ....................   4,000,000   4,000,000
Tennessee
Maury County, TN, Industrial Development Board, Water
   Facility Revenue, Saturn Corp. Project, Weekly Demand
   Note, AMT, 4.3%, 6/1/2027* ...........................   4,630,000   4,630,000
Texas
Austin, TX, Utility System, Tax Exempt Commercial Paper:
   4.3%, 12/8/2000 ......................................   1,642,000   1,642,000
   4.3%, 2/21/2001 ......................................   1,550,000   1,550,000
   4.35%, 2/13/2001 .....................................   2,000,000   2,000,000
   4.4%, 4/10/2001 ......................................   3,323,000   3,323,000
Harris County, TX:
   Health Facilities Development Corp. Revenue, St. Lukes
     Episcopal Hospital:
       Series A, Daily Demand Note, 4.15%, 2/15/2027* ...   9,000,000
                                                                        9,000,000
       Series B, Daily Demand Note, 4.15%, 2/15/2027* ...   1,300,000
                                                                        1,300,000
   Tax Exempt Commercial Paper:
     4.4%, 1/23/2001 ....................................   6,420,000   6,420,000
     4.4%, 2/14/2001 ....................................   4,075,000   4,075,000
Houston, TX, General Obligation, Tax Exempt Commercial
   Paper, 4.35%, 1/11/2001 ..............................   6,000,000   6,000,000
San Antonio, TX, Electric & Gas Municipal Securities
   Trust Receipts, SG #79, Series 1996, Weekly Demand
   Note, 4.22%, 2/1/2018* ...............................   2,000,000   2,000,000
San Antonio, TX, Electric & Gas, Tax Exempt
   Commercial Paper, 4.3%, 12/11/2000 ...................   5,100,000   5,100,000
Texas Lower County River Authority, Tax Exempt
   Commercial Paper, 4.35%, 12/6/2000 ...................   2,000,000   2,000,000
Texas Municipal Power Agency, Tax Exempt Commercial
   Paper, 4.5%, 12/7/2000 ...............................   2,000,000   2,000,000

    The accompanying notes are an integral part of the financial statements.

                                                          Principal
                                                         Amount ($)     Value ($)
------------------------------------------------------------------------------------

Texas Small Business Industrial Development Corp.,
   Industrial Development Revenue, Texas Public Facilities
   Cap Access, Monthly Demand Note, 4.25%, 7/1/2026* ......   11,500,000   11,500,000
Texas State, Tax & Revenue Anticipation Notes,
   5.25%, 8/31/2001 .......................................    7,000,000    7,046,277
Waco, TX, Industrial Development Corp., Economic
   Development Revenue, Patriot Homes of Texas Project,
   Weekly Demand Note, AMT, 4.45%, 6/1/2014* ..............    4,700,000    4,700,000
Utah
Intermountain Power Agency,
   Tax Exempt Commercial Paper:
     4.4%, 1/16/2001 ......................................    5,000,000    5,000,000
     4.3%, 2/13/2001 ......................................    2,000,000    2,000,000
     4.3%, 3/13/2001 ......................................    3,000,000    3,000,000
Salt Lake City, UT, Pollution Control Revenue, British
   Petroleum Service Station Holdings Project, Series
   1994 B, Daily Demand Note, 4.25%, 8/1/2007* ............    2,100,000    2,100,000
Virginia
Louisa, VA, Industrial Development Authority, Tax Exempt
   Commercial Paper:
     4.3%, 12/28/2000 .....................................    3,700,000    3,700,000
     4.35%, 12/20/2000 ....................................    1,000,000    1,000,000
     4.4%, 1/17/2001 ......................................    2,000,000    2,000,000
Virginia Port Authority Facility, Municipal Trust Receipts,
   SG 111, Series 1997, Weekly Demand Note, AMT,
   4.2%, 7/1/2024* (b) ....................................    2,605,000    2,605,000
York County, VA, Industrial Development Authority,
   Tax Exempt Commercial Paper, 4.45%, 12/6/2000 ..........    3,000,000    3,000,000
Washington
Washington State Health Care Facilities Authority Revenue,
   Sisters Providence, Series 1985 C, Daily Demand Note,
   4.3%, 10/1/2005* .......................................    1,750,000    1,750,000
West Virginia
Randolph County, WV, Industrial Development Revenue,
   Allegheny Wood Products Project, Weekly Demand
   Note, AMT, 4.45%, 12/1/2007* ...........................    2,380,000    2,380,000
Wisconsin
Caledonia, WI, Industrial Development Revenue, Badger
   Electronics Project, Weekly Demand Note,
   4.45%, 9/1/2020* .......................................    2,170,000    2,170,000
Eau Claire, WI, Solid Waste Revenue, Pope & Talbot Inc. ...
   Project, Weekly Demand Note, AMT,
   4.35%, 11/1/2014* ......................................    2,400,000    2,400,000
Franklin, WI, Industrial Development Revenue, All-Glass
   Aquarium Co. Project, Weekly Demand Note, AMT,
   4.45%, 9/1/2018* .......................................    2,000,000    2,000,000


    The accompanying notes are an integral part of the financial statements.

                                                          Principal
                                                         Amount ($)     Value ($)
------------------------------------------------------------------------------------

 Wausau, WI, Pollution Control Revenue,
    Minnesota Mining and Manufacturing:
      Series 1982, Weekly Demand Note, 4.7%,
        8/1/2017* .........................................     2,800,000     2,800,000
      Series 1983, Weekly Demand Note, 4.7%,
        12/1/2001* ........................................       900,000       900,000
 Whitewater, WI, Industrial Development Authority,
    MacLean Fogg Project, Weekly Demand Note,
    4.3%, 12/1/2009* ......................................     1,000,000     1,000,000
 Wyoming
 Sweetwater, WY, Pollution Control Revenue, Tax Exempt
    Commercial Paper, 4.35%, 4/10/2001 ....................     2,100,000     2,100,000

----------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $365,098,267) (a)                365,098,267
----------------------------------------------------------------------------------------


* Floating rate and monthly, weekly or daily demand notes are securities whose yields vary with a designated market index or market rate. Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period. These securities are shown at their current rate as of November 30, 2000.

(a)      The cost for federal income tax purposes was $365,098,267.

(b) Bond is insured by one of these companies: AMBAC, FGIC, FSA or MBIA/BIG.

         AMT: Subject to alternative minimum tax.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of November 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets
-----------------------------------------------------------------------------------------
Investments in securities, at value (cost $365,098,267) .................   $ 365,098,267
Cash ....................................................................         791,735
Receivable for investments sold .........................................         240,144
Interest receivable .....................................................       1,689,949
Receivable for Fund shares sold .........................................       2,247,988
Due from Adviser ........................................................          28,006
                                                                            -------------
Total assets ............................................................     370,096,089

Liabilities
-----------------------------------------------------------------------------------------
Dividends payable .......................................................          59,534
Payable for Fund shares redeemed ........................................       2,905,853
Accrued management fee ..................................................         134,026
Accrued reorganization costs ............................................             211
Accrued Trustees' fees and expenses .....................................          62,197
Other accrued expenses and payables .....................................         145,503
                                                                            -------------
Total liabilities .......................................................       3,307,324
-----------------------------------------------------------------------------------------
Net assets, at value                                                        $ 366,788,765
-----------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------
Net assets consist of:
Accumulated net realized gain (loss) ....................................        (696,122)
Paid-in capital .........................................................     367,484,887
-----------------------------------------------------------------------------------------
Net assets, at value                                                        $ 366,788,765
-----------------------------------------------------------------------------------------

Net Asset Value
-----------------------------------------------------------------------------------------
Class AARP
Net Asset Value, offering and redemption price per share ($80,258,195 /
   80,323,536 outstanding shares of beneficial interest, $.01 par value,
   unlimited number of shares authorized) ...............................   $        1.00

Class S
Net Asset Value, offering and redemption price per share ($286,530,570 /
   286,359,218 outstanding shares of beneficial interest, $.01 par value,
   unlimited number of shares authorized) ...............................   $        1.00


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statement of Operations for the six months ended November 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Interest ......................................................   $ 6,688,254
                                                                  -----------

Expenses:
Management fee ................................................       765,793
Services to shareholders ......................................        65,255
Custodian and accounting fees .................................        19,056
Auditing ......................................................        15,033
Legal .........................................................         1,967
Trustees' fees and expenses ...................................        13,640
Reports to shareholders .......................................        11,328
Registration fees .............................................        31,624
Administrative fee ............................................       117,391
Other .........................................................         8,228
                                                                  -----------
Total expenses, before expense reductions .....................     1,049,315
Expense reductions ............................................       (47,564)
                                                                  -----------
Total expenses, after expense reductions ......................     1,001,751
Net investment income .........................................     5,686,503

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $ 5,686,503
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                   Six Months
                                                 Ended November
                                                    30, 2000      Year Ended May
Increase (Decrease) in Net Assets                 (Unaudited)        31, 2000
--------------------------------------------------------------------------------
Operations:
Net investment income .........................   $   5,686,503    $   6,926,028
                                                  -------------    -------------
Net increase (decrease) in net assets resulting
   from operations ............................       5,686,503        6,926,028
                                                  -------------    -------------
Distributions to shareholders from:
Net investment income:
  Class AARP ..................................        (673,413)            --
                                                  -------------    -------------
  Class S .....................................      (5,013,090)      (6,926,028)
                                                  -------------    -------------
Fund share transactions:
Proceeds from shares sold .....................     260,002,963      974,856,271
Net assets acquired in tax-free reorganization       81,938,780             --
Reinvestment of distributions .................       5,149,479        6,376,478
Cost of shares redeemed .......................    (247,498,953)    (971,419,411)
                                                  -------------    -------------
Net increase (decrease) in net assets from Fund      99,592,269        9,813,338
   share transactions
                                                  -------------    -------------
Increase (decrease) in net assets .............      99,592,269        9,813,338
Net assets at beginning of period .............     267,196,496      257,383,158
Net assets at end of period ...................   $ 366,788,765    $ 267,196,496


    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class AARP

-----------------------------------------------------------------------------
                                                                    2000(a)
-----------------------------------------------------------------------------
Net asset value, beginning of period                               $1.000
                                                                   ----------
-----------------------------------------------------------------------------
Income from investment operations:
-----------------------------------------------------------------------------
  Net investment income                                              .009
-----------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------
  Net investment income and net realized gains on investment
  transactions (b)                                                  (.009)
-----------------------------------------------------------------------------
Net asset value, end of period                                     $1.000
                                                                   ----------
-----------------------------------------------------------------------------
Total Return (%)                                                      .94**
-----------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------
Net assets, end of period ($ millions)                                 80
-----------------------------------------------------------------------------
Ratio of expenses (%)                                                 .65*
-----------------------------------------------------------------------------
Ratio of net investment income (%)                                   3.71*
-----------------------------------------------------------------------------


(a) For the period from September 11, 2000 (commencement of sales of Class AARP shares) to November 30, 2000 (Unaudited).

(b) Net realized capital gains (losses) were less than 6/10 of 1(cent)per share.

*        Annualized

**       Not annualized

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class S (a)

------------------------------------------------------------------------------------
                       2000(b)   2000(c)  1999(d)   1998(e) 1997(e)  1996(e) 1995(e)
------------------------------------------------------------------------------------
Net asset value,
beginning of period   $1.000    $1.000   $1.000    $1.000   $1.000  $1.000   $1.000
                      --------------------------------------------------------------
------------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------------
  Net investment
  income                .019      .030     .010      .029     .031    .029     .032
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment
  income and net
  realized gains on
  investment
  transactions (f)    (.019)    (.030)   (.010)    (.029)   (.031)  (.029)   (.032)
------------------------------------------------------------------------------------
Net asset value, end
of period             $1.000    $1.000   $1.000    $1.000   $1.000  $1.000   $1.000
                      --------------------------------------------------------------
------------------------------------------------------------------------------------
Total Return (%)      1.87(g)** 3.09(g)  1.03(g)** 2.92(g)  3.10(g) 2.91(g)    3.27
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of
period ($ millions)      287       267      257       249      283     220      239
------------------------------------------------------------------------------------
Ratio of expenses
before expense
reductions (%)           .68*     .75(h)    .75*      .71      .76     .75      .75
------------------------------------------------------------------------------------
Ratio of expenses
after expense
reductions (%)           .65*     .66(h)    .65*      .65      .65     .70      .75
------------------------------------------------------------------------------------
Ratio of net
investment income (%)   3.69*     3.04     2.46*      2.87     3.06    2.86     3.21
------------------------------------------------------------------------------------


(a) On September 11, 2000, existing shares of the Fund were redesignated as Class S shares.

(b)      For the six months ended November 30, 2000 (Unaudited).

(c)      For the year ended May 31, 2000.

(d) For the five months ended May 31, 1999. On August 10, 1998, the Fund changed the fiscal year end from December 31 to May 31.

(e)      Years ended December 31.

(f) Net realized capital gains (losses) were less than 6/10 of 1(cent)per share.

(g) Total returns would have been lower had certain expenses not been reduced.

(h) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .73% and .65%, respectively (see Notes to Financial Statements).

*        Annualized

**       Not annualized

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Tax Free Money Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

On September 11, 2000, the Fund commenced offering multiple classes of shares. Existing shares of the Fund were redesignated as Class S. In addition, all of the net assets acquired from the merger with AARP High Quality Tax Free Money Fund (see Note F) were designated as Class AARP. The two classes of shares provide investors with different purchase options. Shares of Class AARP are especially designed for members of AARP. After December 29, 2000, Class S shares of the Fund will generally not be available to new investors.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes except that each class bears certain expenses unique to that class such as reorganization expenses (see Note E). Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund values portfolio securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and pursuant to which the Fund must adhere to certain conditions. Under this method, which does not take into account unrealized gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $696,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until May 31, 2001 ($29,000), May 31, 2002 ($38,000), May 31, 2003 ($78,000), May 31, 2004
($544,000), May 31, 2005 ($3,000) and May 31, 2006 ($4,000), the respective expiration dates, whichever occurs first. In addition, the Fund inherited approximately $415,600 of capital losses from its merger (see Note F) with AARP High Quality Tax Free Money Fund which can be used to offset gains in future years or until May 31, 2001 ($400), May 31, 2003 ($89,000), May 31, 2004
($5,000), May 31, 2005 ($218,000), May 31, 2006 ($103,000) or May 31, 2007
($200), the expiration dates, subject to certain limitations imposed by Section 382 of the Internal Revenue Code.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

B. Related Parties

As described in Note E, Zurich Scudder Investments, Inc. (formerly "Scudder Kemper Investments, Inc.") has initiated a restructuring program for most of its Scudder no-load open-end funds. As part of this reorganization, the Fund entered into an Administrative Agreement. This agreement was effective September 11, 2000. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Agreement") with Zurich Scudder Investments, Inc. ("Scudder" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.50% on the first $500,000,000 of average daily net assets and 0.48% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. For the period June 1, 2000 to September 10, 2000, the Adviser had agreed to maintain the annualized expenses of the Fund at not more than 0.65% of average daily net assets. Certain expenses incurred in connection with the reorganization are excluded from the expense limitation. For the six months ended November 30, 2000, the Adviser did not impose a portion of its fee, amounting to $38,457, and the portion imposed amounted to $727,336, which was equivalent to an annualized effective rate of 0.47% of the Fund's average daily net assets.

Administrative Fee. Effective September 11, 2000, the Fund, as approved by the Fund's Board of Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with Scudder. Under the Administrative Agreement, the Adviser provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Adviser under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.15% of average daily net assets, computed and accrued daily and payable monthly. As of the effective date of the Administrative Agreement, each service provider will continue to provide the services that it currently provides to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except that Scudder will pay these entities for the provision of their services to the Fund and will pay most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund will not be borne by Scudder under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period September 11, 2000 through November 30, 2000, the Administrative Agreement expense charged to the Fund amounted to $117,391, of which $45,851 is unpaid at November 30, 2000.

Service Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. Prior to September 11, 2000, the amount charged to the Fund by SSC aggregated $52,042, of which $3,995 is unpaid at November 30, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Prior to September 11, 2000, the amount charged to the Fund by SFAC aggregated $13,402, of which $1,601 is unpaid at November 30, 2000.

Effective September 11, 2000, the above fees will be paid by the Adviser in accordance with the Administrative Agreement.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended November 30, 2000, Trustees' fees and expenses aggregated $13,640.

Other Related Parties. Effective September 11, 2000, Scudder has agreed to pay a fee to AARP and/or its affiliates in return for advice relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by Scudder. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter.

C. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended November 30, 2000, the Fund's custodian fees were reduced by $6,556. Prior to September 11, 2000, transfer agent fees were reduced by $2,551.

Effective September 11, 2000, transfer agent credits will no longer be used to reduce Fund expenses.

D. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Reorganization

In early 2000, Scudder initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the no-load open-end funds Scudder advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an Administrative Fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder and certain of the affected funds. For the year ended May 31, 2000 a one-time fee of $56,012 was accrued by Class S for payment to those Trustees not affiliated with the Adviser who did not stand for re-election. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated board, the Adviser agreed to bear $28,006 of such costs which were paid to the Fund in December 2000.

F. Acquisition of Assets

On September 8, 2000, the Fund acquired all the net assets of AARP High Quality Tax Free Money Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 82,004,121 Class AARP shares of the Fund for 82,004,121 shares of AARP High Quality Tax Free Money Fund outstanding on September 8, 2000. AARP High Quality Tax Free Money Fund's net assets at that date ($81,938,780) were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $280,776,827. The combined net assets of the Fund immediately following the acquisition were $362,715,607.

G. Share Transactions

The following table summarizes shares and dollar activity in the Fund:

                            Six Months Ended                       Year Ended
                            November 30, 2000                     May 31, 2000
                   ------------------------------------------------------------------
                       Shares           Dollars          Shares           Dollars
Shares sold
-------------------------------------------------------------------------------------
Class AARP* ..          3,064,019   $    3,064,019               --   $           --
Class S** ....        256,922,957      256,938,944      974,856,271      974,856,271
                                    --------------                    --------------
                                    $  260,002,963                    $  974,856,271
                                    --------------                    --------------
Shares issued in tax-free reorganization
-------------------------------------------------------------------------------------
Class AARP* ..         82,004,121   $   81,938,780               --   $           --

Shares issued to shareholders in reinvestment of distributions
-------------------------------------------------------------------------------------
Class AARP* ..            564,353   $      564,353               --   $           --
Class S** ....          4,585,126        4,585,126        6,376,478        6,376,478
                                    --------------                    --------------
                                    $    5,149,479                    $    6,376,478
                                    --------------                    --------------
Shares redeemed
-------------------------------------------------------------------------------------
Class AARP* ..        (5,308,957)   $  (5,308,957)               --   $           --
Class S** ....      (242,189,996)    (242,189,996)    (971,419,411)    (971,419,411)
                                    --------------                    --------------
                                    $(247,498,953)                    $(971,419,411)
                                    --------------                    --------------
Net increase (decrease)
-------------------------------------------------------------------------------------
Class AARP* ..         80,323,536   $   80,258,195               --   $           --
Class S** ....         19,318,087       19,334,074        9,813,338        9,813,338
                                    --------------                    --------------
                                    $   99,592,269                    $    9,813,338
                                    --------------                    --------------


* For the period from September 11, 2000 (commencement of sales of Class AARP shares) to November 30, 2000.

** On September 8, 2000, existing shares of the Fund were redesignated as Class
   S shares.

Shareholder Meeting Results                                      (Unaudited)
--------------------------------------------------------------------------------

A Special Meeting of Shareholders (the "Meeting") of Scudder Tax Free Money Fund (the "fund") was held on July 13, 2000, at the office of Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To elect Trustees of Scudder Tax Free Money Fund.

                                                         Number of Votes:
   Trustee                                          For              Withheld
--------------------------------------------------------------------------------
   Henry P. Becton, Jr.                         114,880,826          2,922,790
   Linda C. Coughlin                            115,121,111          2,682,505
   Dawn-Marie Driscoll                          115,013,571          2,790,045
   Edgar R. Fiedler                             115,065,781          2,737,835
   Keith R. Fox                                 115,087,734          2,715,882
   Joan E. Spero                                115,003,137          2,800,480
   Jean Gleason Stromberg                       115,096,616          2,707,000
   Jean C. Tempel                               115,268,912          2,534,704
   Steven Zaleznick                             115,045,043          2,758,573
--------------------------------------------------------------------------------

2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the fund for the fiscal year ending May 31, 2001.

                                    Number of Votes:
                                                                     Broker
         For                Against              Abstain            Non-Votes*
--------------------------------------------------------------------------------
     115,327,389           1,294,774            1,181,453                0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Officers and Trustees
--------------------------------------------------------------------------------

 Linda C. Coughlin*                    Thomas V. Bruns*
   o  President and Trustee              o  Vice President

 Henry P. Becton, Jr.                  William F. Glavin*
   o  Trustee; President, WGBH           o  Vice President
      Educational Foundation
                                       James E. Masur*
 Dawn-Marie Driscoll                     o  Vice President
   o  Trustee; President,
      Driscoll Associates;             Frank J. Rachwalski, Jr.*
      Executive Fellow, Center           o  Vice President
      for Business Ethics,
      Bentley College                  Howard S. Schneider*
                                         o  Vice President
 Edgar R. Fiedler
   o  Trustee; Senior Fellow           John Millette*
      and Economic Counsellor,           o  Vice President and
      The Conference Board,                 Secretary
      Inc.
                                       Kathryn L. Quirk*
 Keith R. Fox                            o  Vice President and
   o  Trustee; General Partner,             Assistant Secretary
      The Exeter Group of Funds
                                       John R. Hebble*
 Joan E. Spero                           o  Treasurer
   o  Trustee; President, The
      Doris Duke Charitable            Brenda Lyons*
      Foundation                         o  Assistant Treasurer

 Jean Gleason Stromberg                Caroline Pearson*
   o  Trustee; Consultant                o  Assistant Secretary

 Jean C. Tempel                        *Zurich Scudder Investments,
   o  Trustee; Managing                Inc.
      Director, First Light
      Capital, LLC

 Steven Zaleznick
   o  Trustee; President and
      Chief Executive Officer,
      AARP Services, Inc.

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder High Yield Bond Fund                Scudder Gold Fund

Global Income                               Regional
  Scudder Global Bond Fund                    Scudder Greater Europe Growth Fund
  Scudder Emerging Markets Income Fund        Scudder Pacific Opportunities Fund
                                              Scudder Latin America Fund
Asset Allocation                              The Japan Fund, Inc.
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Moderate Portfolio        Industry Sector Funds
  Scudder Pathway Growth Portfolio            Scudder Health Care Fund
                                              Scudder Technology Innovation Fund
U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund





                                       33

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           www.scudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      The Scudder Funds
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program from Scudder
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser

Zurich Scudder Investments, Inc., a leading global investment management firm, is a member of the Zurich Financial Services Group. Zurich Scudder Investments is one of the largest and most experienced investment management organizations in the world, managing more than USD 360 billion in assets for corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals worldwide. Headquartered in New York, Zurich Scudder Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.

Headquartered in Zurich, Switzerland, Zurich Financial Services Group is one of the global leaders in the financial services industry, providing its customers with products and solutions in the area of financial protection and asset accumulation.



This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER
INVESTMENTS(SM)
[LOGO]



AARP Investment
Program from Scudder
PO Box 219735
Kansas City, MO 64121-9735
1-800-253-2277
aarp.scudder.com

Scudder Funds
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial Services Group